UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2021

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of the Coherent, Inc. Amended and Restated Employee Stock Purchase Plan

On May 6, 2021, the stockholders of Coherent, Inc. (the “Company”) approved the Company’s amended and restated Employee Stock Purchase Plan (the “Plan”). A description of the terms of the Plan is incorporated by reference herein to “Proposal Two — Approval of Our Amended and Restated Employee Stock Purchase Plan” contained in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2021.

ITEM 5.07.	Submission of Matters to a Vote of Securityholders

On May 6, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 20,181,154 shares of the Company’s common stock, or approximately 82.5% of the total shares entitled to vote at the meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal One

The stockholders elected each of the nominees listed below to serve on the Company’s board of directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Jay T. Flatley	17,509,605	566,526	19,062	2,085,961
Pamela Fletcher	17,744,131	335,398	15,664	2,085,961
Andreas W. Mattes	17,896,303	181,572	17,318	2,085,961
Beverly Kay Matthews	18,062,287	18,814	14,092	2,085,961
Michael R. McMullen	17,737,695	338,427	19,071	2,085,961
Garry W. Rogerson	17,102,263	975,895	17,035	2,085,961
Steve Skaggs	17,704,101	372,594	18,498	2,085,961
Sandeep Vij	17,221,061	853,072	21,060	2,085,961

Proposal Two

The stockholders voted to approve the Company’s amended and restated Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,049,864	35,408	9,921	2,085,961

Proposal Three

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 2, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,422,062	736,638	22,454	--

Proposal Four

The stockholders voted to approve, on a non-binding, advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,736,026	1,329,540	29,627	2,085,961

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: May 11, 2021

	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
Chief Legal Officer